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*    Represents confidential information for which Ariba, Inc. is seeking confidential treatment with the Securities and Exchange Commission.

                                                                   Exhibit 10.21

                                 PROMISSORY NOTE

$4,000,000                                                      February 1, 2001
                                                       Mountain View, California

               FOR VALUE RECEIVED, the undersigned Borrower promises to pay to Golden Bear Real Estate, L.L.C. (the "Lender"), at [*], the principal sum of Four Million Dollars ($4,000,000) upon the terms and conditions specified below. This Promissory Note (the "Note") is entered into pursuant to that certain Loan Agreement dated as of February 1, 2001 in effect by and between Borrower and Lender, a copy of which is attached hereto as Exhibit "A" incorporated by reference herein (the "Loan Agreement").

               1. Principal. The principal balance of the Note together with all
                  ---------
accrued but unpaid interest owing hereunder shall be due and payable in full on November 21, 2004, subject to and in accordance with Sections 2 and 3 of the Loan Agreement.

               2. Rate of Interest. Interest shall accrue under the Note from
                  ----------------
February 1, 2001 on any unpaid principal balance at the rate of 5.07% per annum (the Applicable Federal Rate), compounded annually.

               3. Prepayment. Prepayment of principal and accrued interest may
                  ----------
be made at any time without penalty.

               4. Loan Agreement. All of the terms and obligations arising under
                  --------------
the Loan Agreement are incorporated by reference herein.

               5. Events of Acceleration. The entire unpaid principal sum of
                  ----------------------
this Note and accrued interest, irrespective of the maturity date specified herein or the Loan Agreement, shall become immediately due and payable upon one or more of the following events:

                  (a) the failure of Borrower to pay when due the principal balance owing under this Note; or

                  (b) the filing of a petition by or against Borrower under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of Borrower; the execution by the Borrower of a general assignment for the benefit of creditors; the insolvency of Borrower or Borrower is generally not paying its debts as they become due; or any attachment or like levy on any property of Borrower; or

                  (c) the material breach of any term of the Loan Agreement or this Note that is not cured within thirty (30) days of written notice of such material breach from Lender to Borrower.

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               6.  Full Recourse. Borrower shall remain personally liable for
                   -------------
the payment in full of any indebtedness owing under this Note, and the Lender shall have recourse to any and all other assets of the Borrower to satisfy Borrower's obligations hereunder.

               7.  Costs and Expenses; Attorneys' Fees. If any action is
                   -----------------------------------
instituted to collect this Note, the Borrower promises to pay all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Lender in connection with the enforcement of the Lender's rights and/or the collection of any amounts that become due to the Lender under this Note.

               8.  Waiver. No previous waiver and no failure or delay by the
                   ------
Lender or Borrower in acting with respect to the terms of this Note or the Loan Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note or the Loan Agreement executed in connection herewith. A waiver of any term of this Note or the Loan Agreement must be made in writing and signed by the Lender and shall be limited to the express terms of such waiver. Borrower hereby expressly waives presentment and demand for payment at such time as any payments are due under this Note.

               Borrower is liable for applicable taxes on all forms of compensation received as the result of the extension of this loan by the Lender and shall remit to Ariba, Inc. upon request, applicable withholding and payroll taxes. Borrower shall provide to Lender a copy of any relevant tax returns reasonably requested by Lender relating to tax obligations arising from transactions contemplated by this Note or the Loan Agreement.

               9.  Conflicting Agreements. In the event of any inconsistencies
                   ----------------------
between the terms of this Note and the Loan Agreement, the terms of the Loan Agreement shall prevail.

               10. Miscellaneous.
                   -------------

                   (a) Borrower and every person who assumes or guaranties the obligations of this Note consent and agree to be bound by and comply with all promises, covenants, agreements, and provisions of this Note, and promises absolutely and unconditionally to make payments when due, whether at maturity, by acceleration, or otherwise;

                   (b) The terms "Borrower" and "Lender" shall be construed to include their respective successors and assigns.

                   (c) Any notice, demand, or request to Lender or Borrower hereunder shall be deemed to have been duly given or made, and shall be deemed received if personally delivered, upon delivery, or if mailed, upon the first to occur of actual receipt or seventy-two (72) hours after deposit in the United States mail, first class, postage prepaid addressed to Lender or Borrower as the case may be, at the addresses set forth below:

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               To Borrower:                      To Lender:

               Robert M. Calderoni               Golden Bear Real Estate, L.L.C.
               19753 Minocqua Court              [*]
               Saratoga, CA 95070




                   (d) Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

                   (e) No single or partial exercise of any power hereunder or under this Note or the Loan Agreement, shall preclude other or further exercises thereof or the exercise of any other power. Lender shall at all times have the right to proceed against any portion of the security for this Note in such order and in such manner as Lender may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of Lender in exercising any right hereunder or under this Note or the Loan Agreement shall not operate as a waiver of such right, or of any other right under this Note or the Loan Agreement.

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                   11. Governing Law. The nature, validity, effect, and
                       -------------
performance of this Note shall be governed by and construed in accordance with the laws of the State of California, unless otherwise required by law. Any dispute or litigation brought to enforce or interpret the provisions of this Note shall be commenced in a court or other appropriate forum for the resolution of such disputes located within the County of Santa Clara, California.

Signature of Borrower:

/s/ Robert M. Calderoni
-----------------------------
ROBERT M. CALDERONI
Address: 19753 Minocqua Court
         Saratoga, CA 95070

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                          EXHIBIT A TO PROMISSORY NOTE
                          ----------------------------

                                 Loan Agreement

                                      E-1